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                                                                 Exhibit 10.11

            SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         THIS SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of February 3, 2000 by and among Sky Alland Research, Inc., a Maryland corporation (the "Company"), Advanta Partners LP ("Advanta"), Internet Capital Group, Inc. ("ICG") and the Purchasers (as defined in that certain Series BB Preferred Stock Purchase Agreement of even date herewith).

                                  INTRODUCTION

         A. Advanta, General Electric Capital Corporation ("GE Capital"), ICG and the Company were parties to an Amended and Restated Registration Rights Agreement dated October 14, 1998 (the "Prior Registration Rights Agreement").

         B. The Purchasers are concurrently with the execution of this Agreement, acquiring shares of the Company's Series BB Preferred Stock. The parties to this Agreement acknowledge that it is in the best interest of the Company to issue and sell such shares of Series BB Preferred Stock.

         C. As partial inducement to the Purchasers to acquire shares of the Series BB Preferred Stock, the Company has agreed to provide the registration rights set forth in this Agreement and amend and restate the Prior Registration Rights Agreement.

         D. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in SECTION 11 of this Agreement.

         Therefore, based upon the mutual promises and covenants set forth herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree that the Prior Registration Rights Agreement is hereby amended and restated as follows:

1.       SERIES BB DEMAND REGISTRATIONS.

         1.1.     REQUESTS FOR REGISTRATION.

                  At any time following the earlier of (i) the second anniversary of the date hereof and (ii)180 days after the Company has completed a Qualified Public Offering of its Common Stock under the Securities Act (subject to the provisions of SECTION 5 below), the holders of at least 66-2/3% of the Series BB Demand Shares may request registration under the Securities Act of all or part of their Series BB Demand Shares on Form S-1 or any similar long-form


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registration ("Long-Form Registrations") or on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available. Each request for a Series BB Demand Registration shall specify the approximate number of Series BB Demand Shares requested to be registered and the anticipated per share price range for such offering. All registrations requested by holders of the Series BB Demand Shares pursuant to this SECTION 1.1 are referred to herein as "Series BB Demand Registrations". Within 10 days after receipt of any such request for a Series BB Demand Registration, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration only those Registrable Securities held by holders possessing registration rights hereunder and subject to the provisions hereof with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

         1.2.     LIMIT ON NUMBER OF SERIES BB DEMAND REGISTRATIONS.

                  Except as provided in SECTION 1.3, the holders of Series BB Demand Shares shall be limited to a maximum number of three Long-Form Registrations under this SECTION 1. Except as provided in SECTION 1.4, the holders of Series BB Demand Shares shall be limited to a maximum number of two Short-Form Registrations in any one-year period.

         1.3.     LONG-FORM REGISTRATIONS.

                  Subject to the limitations under SECTION 1.2 above, the holders of Series BB Demand Shares will be entitled to request Long-Form Registrations; provided that the gross aggregate offering value of the Series BB Demand Shares requested to be registered in any Long-Form Registration must equal at least (i) $10,000,000 in the event that the Company has not completed a public offering of shares of its Common Stock pursuant to an effective registration statement under the Securities Act (such offering, an "Initial Public Offering") or (ii) $3,000,000 in the event that the Company has completed an Initial Public Offering. A registration will not count as one of the three permitted Series BB Demand Registrations unless the holders of Series BB Demand Shares are able to register and sell at least 50% of the Series BB Demand Shares requested to be included in such registration.

         1.4.     SHORT-FORM REGISTRATIONS.

                  In addition to the Long-Form Registrations provided pursuant to SECTION 1.3 and subject to the limitations under SECTION 1.2 above, the holders of Series BB Demand Shares will be entitled to request Short-Form Registrations; provided that the gross aggregate offering value of the Demand Shares requested to be registered in any Short-Form Registration must equal at least $3,000,000. Series BB Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of the Series BB Demand Shares.



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         1.5.     PRIORITY ON SERIES BB DEMAND REGISTRATIONS.

                  The Company will not include in any Series BB Demand Registration any securities that are not Series BB Demand Shares without the prior written consent of the holders of at least 66-2/3% of the Series BB Demand Shares included in such registration. If a Series BB Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number of Registrable Securities exceeds the number of Registrable Securities that can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the Series BB Demand Shares requested to be included that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro-rata on the basis of the number of Series BB Demand Shares owned by each such holder; (ii) second, any securities the Company wishes to include for registration and sale for its own account in such registration; (iii) third, Series AA Demand Shares, pro-rata among the holders of such Series AA Demand Shares on the basis of the number of Series AA Demand Shares owned by each such holder; (iv) fourth, Series G/H Demand Shares, pro-rata among the holders of such Series G/H Demand Shares on the basis of the number of Series G/H Demand Shares owned by each such holder; (v) fifth, the Common Stock issued upon conversion of the Series F Preferred Stock requested to be included in such registration, pro-rata among the holders of such Series F Preferred Stock (or Common Stock issued upon conversion of the Series F Preferred Stock) on the basis of the number of shares of Common Stock issued or issuable upon conversion of the Series F Preferred Stock owned by each such holder; and (vi) sixth, the Prior Investors' Shares and the Management Shares requested to be included in such registration, pro rata among the holders of such Prior Investors' Shares and Management Shares on the basis of the number of Prior Investors' Shares and Management Shares owned by each such holder.

         1.6.     RESTRICTIONS ON SERIES BB DEMAND REGISTRATIONS.

                  The Company will not be obligated to effect any Series BB Demand Registration within six months after the effective date of a previous Series BB Demand Registration or a registration in which the holders of Series BB Demand Shares were given, and exercised, piggyback rights pursuant to SECTION 4 below and in which there was no reduction cut back in the number of Series BB Demand Shares requested to be included. The Company may postpone for up to three months the filing or the effectiveness of a registration statement for a Series BB Demand Registration if the Company and the holders of at least 66-2/3% of the Series BB Demand Shares agree that such Series BB Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction.

         1.7.     SELECTION OF UNDERWRITERS.



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                  The Company will have the right to select the investment
banker(s) and manager(s) to administer the offering, subject to the approval of a majority of the Series BB Demand Shares included in any Series BB Demand Registration. Such approval shall not be unreasonably withheld.

2.       SERIES AA DEMAND REGISTRATIONS.

         2.1.     REQUESTS FOR REGISTRATION.

                  At any time following the earlier of (i) the second anniversary of the date hereof and (ii)180 days after the Company has completed a Qualified Public Offering of its Common Stock under the Securities Act (subject to the provisions of SECTION 5 below), the holders of at least 66-2/3% of the Series AA Demand Shares may request registration under the Securities Act of all or part of their Series AA Demand Shares on Form S-1 or any similar long-form registration ("Long-Form Registrations") or on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available. Each request for a Series AA Demand Registration shall specify the approximate number of Series AA Demand Shares requested to be registered and the anticipated per share price range for such offering. All registrations requested by holders of the Series AA Demand Shares pursuant to this SECTION 2.1 are referred to herein as "Series AA Demand Registrations". Within 10 days after receipt of any such request for a Series AA Demand Registration, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration only those Registrable Securities held by holders possessing registration rights hereunder and subject to the provisions hereof with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

         2.2.     LIMIT ON NUMBER OF SERIES AA DEMAND REGISTRATIONS.

                  Except as provided in SECTION 2.3, the holders of Series AA Demand Shares shall be limited to a maximum number of three Long-Form Registrations under this SECTION 2. Except as provided in SECTION 2.4, the holders of Series AA Demand Shares shall be limited to a maximum number of two Short-Form Registrations in any one-year period.

         2.3.     LONG-FORM REGISTRATIONS.

                  Subject to the limitations under SECTION 2.2 above, the holders of Series AA Demand Shares will be entitled to request Long-Form Registrations; provided that the gross aggregate offering value of the Series AA Demand Shares requested to be registered in any Long-Form Registration must equal at least (i) $10,000,000 in the event that the Company has not completed a public offering of shares of its Common Stock pursuant to an effective registration statement under the Securities Act (such offering, an "Initial Public Offering") or (ii) $3,000,000 in the event that the Company has completed an Initial Public Offering. A



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registration will not count as one of the three permitted Series AA Demand
Registrations unless the holders of Series AA Demand Shares are able to register and sell at least 50% of the Series AA Demand Shares requested to be included in such registration.

         2.4.     SHORT-FORM REGISTRATIONS.

                  In addition to the Long-Form Registrations provided pursuant to SECTION 2.3 and subject to the limitations under SECTION 2.2 above, the holders of Series AA Demand Shares will be entitled to request Short-Form Registrations; provided that the gross aggregate offering value of the Series AA Demand Shares requested to be registered in any Short-Form Registration must equal at least $3,000,000. Series AA Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of the Series AA Demand Shares.

         2.5.     PRIORITY ON SERIES AA DEMAND REGISTRATIONS.

                  The Company will not include in any Series AA Demand Registration any securities that are not Series AA Demand Shares without the prior written consent of the holders of at least 66-2/3% of the Series AA Demand Shares included in such registration. If a Series AA Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number of Registrable Securities exceeds the number of Registrable Securities that can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the Series AA Demand Shares requested to be included that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro-rata on the basis of the number of Series AA Demand Shares owned by each such holder; (ii) second, any securities the Company wishes to include for registration and sale for its own account in such registration; (iii) third, Series BB Demand Shares, pro-rata among the holders of such Series BB Demand Shares on the basis of the number of Series BB Demand Shares owned by each such holder; (iv) fourth, Series G/H Demand Shares, pro-rata among the holders of such Series G/H Demand Shares on the basis of the number of Series G/H Demand Shares owned by each such holder; (v) fifth, the Common Stock issued upon conversion of the Series F Preferred Stock requested to be included in such registration, pro-rata among the holders of such Series F Preferred Stock (or Common Stock issued upon conversion of the Series F Preferred Stock) on the basis of the number of shares of Common Stock issued or issuable upon conversion of the Series F Preferred Stock owned by each such holder; and (vi) sixth, the Prior Investors' Shares and the Management Shares requested to be included in such registration, pro rata among the holders of such Prior Investors' Shares and Management Shares on the basis of the number of Prior Investors' Shares and Management Shares owned by each such holder.

         2.6.     RESTRICTIONS ON SERIES AA DEMAND REGISTRATIONS.


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                  The Company will not be obligated to effect any Series AA
Demand Registration within six months after the effective date of a previous Series AA Demand Registration or a registration in which the holders of Series AA Demand Shares were given, and exercised, piggyback rights pursuant to SECTION 4 below and in which there was no reduction cut back in the number of Series AA Demand Shares requested to be included. The Company may postpone for up to three months the filing or the effectiveness of a registration statement for a Series AA Demand Registration if the Company and the holders of at least 66-2/3% of the Series AA Demand Shares agree that such Series AA Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction.

         2.7.     SELECTION OF UNDERWRITERS.

                  The Company will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of a majority of the Series AA Demand Shares included in any Series AA Demand Registration. Such approval shall not be unreasonably withheld.

3.       SERIES G/H DEMAND REGISTRATIONS.

         3.1.     REQUESTS FOR REGISTRATION.

                  At any time following the earlier of (i) the second anniversary of the date hereof and (ii) 180 days after the Company has completed a Qualified Public Offering of its Common Stock under the Securities Act (subject to the provisions of SECTION 5 below), the holders of at least 66-2/3% of the Series G/H Demand Shares may request Long Form Registration of all or part of their Series G/H Demand Shares or Short Form Registration, if available. Each request for a Series G/H Demand Registration pursuant to this SECTION 3.1 shall specify the approximate number of Series G/H Demand Shares requested to be registered and the anticipated per share price range for such offering. All registrations requested by holders of the Series G/H Demand Shares pursuant to this SECTION 3.1 are referred to herein as "Series G/H Demand Registrations". Within 10 days after receipt of any such request for a Series G/H Demand Registration, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration only those Registrable Securities held by holders possessing registration rights hereunder and subject to the provisions hereof with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

         3.2.     LIMIT ON NUMBER OF SERIES G/H DEMAND REGISTRATIONS.



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                  Except as provided in SECTION 3.3, the holders of Series G/H
Demand Shares shall be limited to a maximum number of three Series G/H Demand Registrations under this SECTION 3 and the exercise of the rights of holders of Series G/H Demand Shares under SECTIONS 3.3 and 3.4 shall be mutually exclusive, such that, except as provided in SECTION 3.3, the holders of Series G/H Demand Shares shall not be entitled to request more than three Series G/H Demand Registrations, whether Long-Form Registrations or Short-Form Registrations.

         3.3.     LONG-FORM REGISTRATIONS.

                  Subject to the limitations under SECTION 3.2 above, the holders of Series G/H Demand Shares will be entitled to request Long-Form Registrations; provided that the gross aggregate offering value of the Series G/H Demand Shares requested to be registered in any Long-Form Registration must equal at least (i) $20,000,000 in the event that the Company has not completed an Initial Public Offering or (ii) $3,000,000 in the event that the Company has completed an Initial Public Offering. A registration will not count as one of the three permitted Series G/H Demand Registrations unless the holders of Series G/H Demand Shares are able to register and sell at least 50% of the Series G/H Demand Shares requested to be included in such registration.

         3.4.     SHORT-FORM REGISTRATIONS.

                  In addition to the Long-Form Registrations provided pursuant to SECTION 3.3 and subject to the limitations under SECTION 3.2 above, the holders of Series G/H Demand Shares will be entitled to request Short-Form Registrations; provided that the gross aggregate offering value of the Series G/H Demand Shares requested to be registered in any Short-Form Registration must equal at least $1,000,000. Series G/H Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of the Series G/H Demand Shares.

         3.5.     PRIORITY ON SERIES G/H DEMAND REGISTRATIONS.

                  The Company will not include in any Series G/H Demand Registration any securities that are not Series G/H Demand Shares without the prior written consent of the holders of at least 66-2/3% of the Series G/H Demand Shares included in such registration. If a Series G/H Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number of Registrable Securities exceeds the number of Registrable Securities that can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the Series G/H Demand Shares requested to be included that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro-rata on the basis of the number



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of Series G/H Demand Shares owned by each such holder; (ii) second, any securities the Company wishes to include for registration and sale for its own account in such registration; (iii) third, the Series BB Demand Shares, pro-rata among the holders of such Series BB Demand Shares on the basis of the number of Series BB Demand Shares owned by each such holder; (iv) fourth, the Series AA Demand Shares, pro-rata among the holders of such Series AA Demand Shares on the basis of the number of Series AA Demand Shares owned by each such holder; (v) fifth, the Common Stock issued or issuable upon conversion of the Series F Preferred Stock requested to be included in such registration, pro-rata among the holders of such Series F Preferred Stock on the basis of the number of shares of Common Stock issued or issuable upon conversion of the Series F Preferred Stock owned by each such holder; and (vi) sixth, the Prior Investors' Shares and the Management Shares requested to be included in such registration, pro rata among the holders of such Prior Investors' Shares and Management Shares on the basis of the number of Prior Investors' Shares and Management Shares owned by each such holder.

         3.6.     RESTRICTIONS ON SERIES G/H DEMAND REGISTRATIONS.

                  The Company will not be obligated to effect any Series G/H Demand Registration within six months after the effective date of a previous Series G/H Demand Registration or a registration in which the holders of Series G/H Demand Shares were given, and exercised, piggyback rights pursuant to
SECTION 4 below and in which there was no cut-back in the number of Series G/H Demand Shares requested to be included. The Company may postpone for up to six months the filing or the effectiveness of a registration statement for a Series G/H Demand Registration if the Company and the holders of at least 66-2/3% of the Series G/H Demand Shares agree that such Series G/H Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction.

         3.7.     SELECTION OF UNDERWRITERS.

                  The Company will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of a majority of the Series G/H Demand Shares included in any Series G/H Demand Registration, which approval shall not be unreasonably withheld.

         3.8.     CONCURRENT DEMAND REGISTRATIONS.

                  Notwithstanding anything contained in SECTIONS 1, 2 and 3 to the contrary, in the event of request for Demand Registration by the holders of Series BB Demand Shares pursuant to SECTION 1.1 or the holders of Series AA Demand Shares pursuant to SECTION 2.1 or the holders of Series G/H Demand Shares pursuant to SECTION 3.1 above, then the non-demanding series of Demand Shares shall also be entitled to request a Demand Registration, subject to the limitations



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set forth in SECTIONS 1.2, 2.2, 3.2, 1.6, 2.6 and 3.6, as applicable. The
Company will not include in any such registration any securities that are not Series BB Demand Shares, Series AA Demand Shares or Series G/H Demand Shares without the prior written consent of the holders of at least 66-2/3% of the Series G/H Demand Shares, Series AA Demand Shares and Series BB Demand Shares, included in such registration, each voting separately as a class. If such registration is an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number of Registrable Securities exceeds the number of Registrable Securities that can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the Series BB Demand Shares, Series AA Demand Shares and Series G/H Demand Shares requested to be included that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro-rata on the basis of the number of Series BB Demand Shares, Series AA Demand Shares and Series G/H Demand Shares owned by each such holder; (ii) second, any securities the Company wishes to include for registration and sale for its own account in such registration; (iii) third, the Common Stock issued or issuable upon conversion of the Series F Preferred Stock requested to be included in such registration, pro-rata among the holders of such Series F Preferred Stock on the basis of the number of shares of Common Stock issued or issuable upon conversion of the Series F Preferred Stock owned by each such holder; and (iv) fourth, the Prior Investors' Shares and the Management Shares requested to be included in such registration, pro rata among the holders of such Prior Investors' Shares and Management Shares on the basis of the number of Prior Investors' Shares and Management Shares owned by each such holder. In any such offering, the Company will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of a majority of the Series BB Demand Shares, Series AA Demand Shares and Series G/H Demand Shares included in any Series BB Demand Registration, Series AA Demand Registration and Series G/H Demand Registration, each voting separately as a class, which approval shall not be unreasonably withheld.

4.       PIGGYBACK REGISTRATIONS.

         4.1.     RIGHT TO PIGGYBACK.

                  Subject to the provisions of SECTIONS 1.5, 2.5, 3.5 and 3.8 hereof, whenever the Company proposes to register for sale any of its securities under the Securities Act and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests from Persons possessing registration rights hereunder for inclusion therein within 30 days after the receipt of the Company's notice. Subject to the provisions of SECTION 4.2 below, the Company shall also be entitled to include in such registration any other securities requested to be included in such registration, if any.

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         4.2.     PRIORITY ON PRIMARY REGISTRATION.

                  If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell for its own account; (ii) second, the Series BB Demand Shares, the Series AA Demand Shares, the Series G/H Demand Shares and the Common Stock issued or issuable upon conversion of the Series F Preferred Stock requested to be included in such registration, pro rata among the holders of such Series BB Demand Shares, the Series AA Demand Shares, Series G/H Demand Shares and Series F Preferred Stock on the basis of the number of Series BB Demand Shares, the Series AA Demand Shares, Series G/H Demand Shares and shares of Common Stock issued or issuable upon conversion of the Series F Preferred Stock owned by each such holder; and (iii) third, the Prior Investors' Shares and the Management Shares requested to be included in such registration, pro rata among the holders of such Prior Investors' Shares and Management Shares on the basis of the number of Prior Investors' Shares and Management Shares owned by each such holder.

         4.3.     PRIORITY ON SECONDARY REGISTRATION.

                  If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration, (i) first, the Series BB Demand Shares, the Series AA Demand Shares, Series G/H Demand Shares and the Common Stock issued or issuable upon conversion of the Series F Preferred Stock requested to be included in such registration, pro rata among the holders of such Series BB Demand Shares, Series AA Demand Shares, Series G/H Demand Shares and the Series F Preferred Stock on the basis of the number of Series BB Demand Shares, Series AA Demand Shares, Series G/H Demand Shares and shares of Common Stock issued or issuable upon conversion of the Series F Preferred Stock owned by each such holder and (ii) second, the Prior Investors' Shares and the Management Shares requested to be included in such registration, pro rata among the holders of such Prior Investors' Shares and Management Shares on the basis of the number of Prior Investors' Shares and Management Shares owned by each such holder.

5.       HOLDBACK AGREEMENTS.

         5.1.     HOLDBACK BY HOLDERS.

                  Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any

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securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and ending on the last day of the Lock-Up Period (as hereinafter defined), unless the underwriters managing such registered public offering otherwise agree. For purposes hereof, the "Lock-Up Period" shall mean that period (i) beginning on the effective date of any underwritten Demand Registration, any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration) or any other registration of the Company in connection with a public offering (except pursuant to registrations on Form S-8 or any successor form), as the case may be, and (ii) ending on that date which is the lesser of (A) 180 days after such effective date (in the case of the Initial Public Offering) or 90 days after such effective date (in the case of an offering other than the Initial Public Offering); or (B) the least number of days after such effective date that any of the Company's senior management, Board of Directors, key employees or any other holder of Registrable Securities agrees with the Company or any underwriter of such registration not to effect public sales or a distribution of equity securities of the Company (or securities convertible into or exchangeable or exercisable for such securities); provided that to the extent such underwriter releases securities of any member of senior management or any other holder of Registrable Securities from such agreement, an equal amount of securities of each holder of Registrable Securities shall be similarly released.

         5.2.     HOLDBACK BY COMPANY AND OTHERS.

                  The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, (A) in the case of a Demand Registration, during the period beginning on the date of the request for registration of any Demand Shares to be registered in connection therewith through the end of the 180-day period beginning on the effective date of such Demand Registration and, (B) in the case of an underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form) during the seven days prior to and during the 180-day period beginning on the effective date of such Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless in either case the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of at least 5% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree. In the event that any Demand Registration referred to in clause (i)(A) above is not declared effective by the Securities and Exchange Commission within 90 days after the date on which it was filed therewith and such non-effectiveness is the proximate result of any failure by the holders of Demand Shares being registered thereon or the underwriters being utilized in connection therewith to proceed with reasonable diligence toward the consummation of the public offering contemplated thereby, then, notwithstanding the foregoing, for purposes of the restrictions on the Company set forth in this SECTION 5.2, such Demand Registration shall be considered a Piggyback Registration.

6.       REGISTRATION PROCEDURES.

         6.1.     COMPANY OBLIGATIONS.

                  Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration of such Registrable Securities under the Securities Act, and pursuant thereto the Company will as expeditiously as possible:

                  (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective until the earlier of 180 days or such time as the holder or holders of such Registrable Securities have completed the distribution described in the registration statement relating thereto (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsels selected by the holders of the applicable series of Demand Shares and the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);

                  (ii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (iii) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to

(a) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any such jurisdiction);

                  (v) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (vi) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, use its best efforts to cause such Registrable Securities to be listed on the Nasdaq National Market;

                  (vii) provide a transfer agent and registrar and a CUSIP number for all such Registrable Securities not later than the effective date of such registration statement;

                  (viii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

                  (ix) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement;

                  (xi) permit any holder of Registrable Securities, which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the

Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

                  (xii) obtain a cold comfort letter from the Company's independent public accountants in customary form covering such matters of the type customarily covered by such cold comfort letters addressed to the sellers of Registrable Securities;

                  (xiii) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order; and

                  (xiv) furnish, at the request of any holder of Demand Shares requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         6.2.     CONTROLLING STOCKHOLDERS RIGHTS.

                  If any such registration statement refers to any holder by name or otherwise as the holder of any securities of the Company and if, in such holder's sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require
(i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion of counsel shall be reasonably satisfactory to the Company.

         6.3.     WITHDRAWAL OF REGISTRATION.

                  Any registration of Registrable Securities undertaken by the Company pursuant to this Agreement shall be withdrawn by the Company only upon the request of holders of 66-2/3% of the Registrable Securities and a majority of the applicable series of Demand Shares tendered for inclusion in such registration.

7        REGISTRATION EXPENSES.

         7.1.     COMPANY EXPENSES.

                  All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company. The Company will also pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the Nasdaq National Market.

         7.2.     COUNSEL FEES.

                  In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one lead outside counsel chosen by holders of a majority of the Registrable Securities participating in such registration, provided, however, that in the event of a Demand Registration pursuant to SECTION 3.8, the holders of the majority of the Series BB Demand Shares requesting registration shall be entitled to select one outside counsel, the holders of the majority of the Series AA Demand Shares requesting registration shall be entitled to select one outside counsel and the holders of a majority of the Series G/H Demand Shares requesting registration shall be entitled to select one outside counsel. Notwithstanding anything to the contrary contained in the foregoing sentence, the Company shall not be required to pay for any expenses of any registration if such registration is subsequently withdrawn pursuant to SECTION 6.3 (in which case all holders requesting the withdrawal of such registration shall bear such expenses on a pro rata basis).

         7.3.     UNDERWRITING DISCOUNTS AND COMMISSIONS.

                  Each holder of Registrable Securities participating in any registration shall bear its proportionate share (in relation to the aggregate number of shares included in such registered offering as compared to the number of Registrable Securities of such holder included in such registered offering) of all underwriting discounts and commissions.

8        INDEMNIFICATION.

         8.1.     COMPANY INDEMNIFICATION.

                  The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each seller of Registrable Securities, such seller's officers and directors, legal counsel and accountants, and each Person who controls such seller (within the meaning of the Securities Act) against all losses, claims, damages, liabilities (joint or several) and expenses caused by or based upon any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are contained in any information furnished in writing to the Company by such seller expressly for use therein or by such seller's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto, to the extent such seller is required by applicable law to make such deliveries, after the Company has furnished such seller with a sufficient number of copies of the same. In connection with any underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the sellers of Registrable Securities.

         8.2.     HOLDER INDEMNIFICATION.

                  In connection with any registration statement pursuant to which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the full extent permitted by law, will indemnify the Company, its directors and officers who have signed the registration statement and each Person who controls the Company (within the meaning of the Securities
Act) against any losses, claims, damages, liabilities and expenses (a "Company Loss") resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only in each case to the extent that such untrue statement or omission occurs in reliance upon and in conformity with written information or affidavits so furnished in writing by such holder expressly for use in connection with such registration statement, and provided that no such indemnification obligation shall arise to the extent such Company Loss is caused by the Company's or any underwriter's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto, to the extent the Company or any underwriter is required by applicable law to make such deliveries. The foregoing obligation to indemnify is a separate obligation of each holder and is not a joint obligation with any other holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

         8.3.     INDEMNIFICATION PROCEDURES.

                  Any Person entitled to indemnification under this SECTION 8 will (i) give prompt written notice to the indemnifying party of any claim with respect to which such Person seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         8.4.     SURVIVAL AND CONTRIBUTION.

                  The indemnification provided under this SECTION 8 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

                  If the indemnification provided for herein is unavailable to or insufficient to hold harmless an indemnified party under SECTION 8.1 or 8.2 in respect of any losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) as contemplated therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only the relative fault of the indemnifying party but also the relative benefits of the indemnifying party on the one hand and the indemnified party on the other as well as any other relevant equitable considerations.

                  The Company agrees that it would not be just and equitable if contribution pursuant to this SECTION 8.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or reasonable expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to in the immediately preceding paragraph shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this SECTION 8.4, an indemnified holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds to such holder of Registrable Securities from the sale thereof exceeds the amount of damages which such indemnified holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  If indemnification is available under SECTION 8.1 or 8.2, an indemnifying party shall indemnify an indemnified party to the full extent provided in SECTION 8.1 or 8.2 without regard to the relative fault of such indemnifying party or the indemnified party or any other equitable consideration provided for in the two immediately preceding paragraphs.

9        PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

         No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10       RULE 144 REQUIREMENTS.

         After the closing of the first sale of securities of the Company pursuant to a registration statement, the Company agrees to:

                  (i) make and keep public information available, as those terms are understood and defined in Rule 144, at any time after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                  (ii) use its best efforts to file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company to be filed under the Exchange Act (at any time after it has become subject to such reporting requirements);

                  (iii) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the holders of Demand Shares to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective; and

                  (iv) furnish to any holder of Registrable Securities, upon request, a (x) written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days following the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirement), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (y) a copy of the most recent annual or quarterly report filed by the Company with the Securities and Exchange Commission, and (z) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Securities and Exchange Commission allowing it to sell any such securities without registration or pursuant to such form.

11       DEFINITIONS.

         "ADVANTA" means Advanta Partners LP.

         "COMMON STOCK" means the Company's common stock, par value $0.01 per share.

         "DEMAND REGISTRATION" means a Series BB Demand Registration, Series AA Demand Registration or a Series G/H Demand Registration.

         "DEMAND SHARES" means, collectively, the Series BB Demand Shares, the Series AA Demand Shares and the Series G/H Demand Shares.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

         "EXERCISING SERIES F HOLDERS" means, collectively, those holders of Series F Preferred Stock, if any, who exercise their preemptive rights to purchase their proportionate share of Series BB Preferred Stock.

         "GE CAPITAL" means General Electric Capital Corporation.

         "ICG" means Internet Capital Group, L.L.C.

         "ICG COMMON STOCK" means the 182,500 shares of the Company's Common Stock purchased by and issued to the predecessor of ICG pursuant to that certain Common Stock

Purchase Agreement by and between Original Research Corporation (the Company's predecessor name) and Safeguard Delaware, dated August 31, 1988.

         "JUNIOR PREFERRED STOCK" means the Company's Series C Preferred Stock, Series D Preferred Stock and Series F Preferred.

         "MANAGEMENT SHARES" means the Registrable Securities held by those individuals who are officers or employees of the Company.

         "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency, or political subdivision thereof.

         "PRIOR INVESTORS' SHARES" means those Registrable Securities held by the Prior Investors in respect of the shares of Series C Preferred Stock, shares of Series D Preferred Stock and shares of ICG Common Stock purchased by the Advanta and ICG.

         "PURCHASERS" has the meaning set forth in that certain Series BB Stock Purchase Agreement, of even date herewith.

         "QUALIFIED PUBLIC OFFERING" is defined in Section 4(b) of that certain Sky Alland Research, Inc. Articles Supplementary dated February 3, 2000.

         "REGISTRABLE SECURITIES" means (i) any shares of Common Stock issued or issuable to the Purchasers upon the conversion of any Demand Shares; (ii) any shares of Common Stock issued or issuable upon the conversion of any Junior Preferred Stock; (iii) any shares of Common Stock issued or issuable to management of the Company (including any shares of Common Stock issued or issuable upon the exercise of a stock option agreement); (iv) any shares of the ICG Common Stock; and (v) any Common Stock issued or issuable with respect to the securities referred to in clauses (i) through (iv) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an effective registration statement under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), regardless of whether such acquisition has actually been effected. Notwithstanding the foregoing, prior to effectiveness of any registration of any Registrable Securities in any registered offering, the holder thereof, if requested or required by the managing underwriter, shall exercise all conversion rights or rights under warrants so that the Registrable Securities included in such offering include only shares of Common Stock.

         "RULE 144" means Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

         "SECURITIES AND EXCHANGE COMMISSION" means the United States Securities and Exchange Commission or any governmental body or agency succeeding to the functions thereof.

         "SERIES AA DEMAND SHARES" means those Registrable Securities held by the Purchasers (or their respective successors and assigns) in respect of the shares of Series AA Preferred Stock acquired by the Purchasers pursuant to the terms and conditions of the Preferred Stock Purchase Agreement dated October 14, 1998.

         "SERIES BB DEMAND SHARES" means those Registrable Securities held by the Purchasers (or their respective successors and assigns) in respect of the shares of Series BB Preferred Stock acquired by the Purchasers pursuant to the terms and conditions of the Preferred Stock Purchase Agreement dated the date hereof.

         "SERIES AA PREFERRED STOCK" means the Company's Convertible Preferred Stock Series AA, par value $0.01 per share.

         "SERIES BB PREFERRED STOCK" means the Company's Convertible Preferred Stock Series BB, par value $0.01 per share.

         "SERIES C PREFERRED STOCK" means the Company's Convertible Preferred Stock, Series C, par value $0.01 per share.

         "SERIES D PREFERRED STOCK" means the Company's Convertible Preferred Stock, Series D, par value $0.01 per share.

         "SERIES F PREFERRED STOCK" means the Company's Convertible Preferred Stock, Series F, par value $0.01 per share.

         "SERIES G/H DEMAND SHARES" means those Registrable Securities held by ICG and Advanta (or their respective successors and assigns) in respect of the shares of Series G Preferred Stock and Series H Preferred Stock acquired by the them pursuant to the terms and conditions of the Preferred Stock Purchase Agreement dated February 13, 1996.

         "SERIES G PREFERRED STOCK" means the Company's Convertible Preferred Stock, Series G, par value $4.50 per share.

         "SERIES H PREFERRED STOCK" means the Company's Convertible Preferred Stock, Series H, par value $6.00 per share.

12       MISCELLANEOUS.

         12.1.    NO INCONSISTENT AGREEMENTS.

                  The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

         12.2.    ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES.

                  The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

         12.3.    REMEDIES.

                  Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

         12.4.    INTENDED BENEFICIARIES; SUCCESSORS AND ASSIGNS.

                  All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the parties hereto and their respective successors and assigns, to the extent provided in
SECTION 12.5.

         12.5.    TRANSFERS OF CERTAIN RIGHTS.

                  12.5.1. TRANSFERS. The rights granted to an Investor under this Agreement may be transferred by such Investor to (i) any affiliate of such Investor or (ii) any other transferee who after such transfer holds at least 20% of the Investor's Registrable Securities (as adjusted for stock splits, combinations and the like); PROVIDED, HOWEVER, that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being transferred.

                  12.5.2. TRANSFEREES. Any transferee to whom rights under this Agreement are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon an Investor under this Agreement to the same extent as if such transferee were an Investor hereunder.

                  12.5.3. SUBSEQUENT TRANSFEREES. A transferee to whom rights are transferred pursuant to this SECTION 12.5 may not again transfer such rights to any other person or entity, other than as provided in SUBSECTION 12.5.1 or SUBSECTION 12.5.2 above.

         12.6.    SEVERABILITY.

                  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         12.7.    COUNTERPARTS.

                  This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

         12.8.    DESCRIPTIVE HEADINGS.

                  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         12.9.    GOVERNING LAW.

                  The corporate law of New York will govern all issues concerning the relative rights of the Company and its stockholders and all other questions concerning the construction, validity and interpretation of this Agreement, without giving effect to the principles of conflicts of law.

         12.10.   NOTICES.

                  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to each holder of Demand Shares at the address indicated on Schedule I attached hereto and to the Company at the address indicated below:

                           Sky Alland Research, Inc.
                           6740 Alexander Bell Drive
                           Columbia, Maryland  21046
                           Attention:  Mr. Richard T. Hebert, President

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

        12.11.  GRANT OF SUBSEQUENT REGISTRATION RIGHTS; AMENDMENTS AND WAIVERS.

                  Except for the addition of Exercising Series F Holders to this Agreement, the Company will not grant to any Person the right to request that the Company register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, which rights are on parity with or have priority over the rights of the holders of Registrable Securities under this Agreement without the prior written approval
(i) of the holders of at least 66-2/3% of the Registrable Securities and (ii) the holders of at least a majority of the shares of each of the Series AA Preferred Stock and the Series BB Preferred Stock. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of (i) the Company; (ii) the holders of at least 66-2/3% of the Registrable Securities; and (iii) the holders of at least a majority of the shares of each of the Series AA Preferred Stock and the Series BB Preferred Stock.

         12.12.   ENTIRE AGREEMENT; TERMINATION OF PRIOR RIGHTS.

                  This amends and restates that certain Amended and Restated Registration Rights Agreement by and among the Company and certain of the Investors and Prior Investors (each as defined therein) dated October 14, 1998, and all other terms, conditions and provisions contained therein are hereby terminated concurrently with the execution of this Agreement. Other than the agreements entered into on the date hereof in connection with the issuance of the Series BB Preferred Stock, each of Advanta and ICG hereby represents, acknowledges and agrees that all terms, conditions and provisions of any agreements, understandings or arrangements relating to or in connection with the issuance to Advanta, ICG or any of their predecessors or affiliates of any securities of the Company have been terminated prior to the date hereof and, if any such agreement, understanding or arrangement has not been terminated, all terms, conditions and provisions contained therein are hereby terminated concurrently with the execution of this Agreement and shall be of no further force and effect.

                           {Signatures on next page.}

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY

SKY ALLAND RESEARCH, INC.

By: /s/ Richard T. Hebert
   -------------------------------------
      Richard T. Hebert, President

INVESTORS

ADVANTA PARTNERS LP

By:  Advanta GP Corp., general partner

By:
   -------------------------------------
Name:
     -----------------------------------
Its:  Vice President


INTERNET CAPITAL GROUP, INC.

By:/s/ David D. Gathman
   -------------------------------------
Name: David D. Gathman
     -----------------------------------
Its: Chief Financial Officer
     -----------------------------------

1999 INTERNET CAPITAL L.P.

By: ICG Holdings, Inc.
Its: General Partner

         By: /s/ David D. Gathman
            ---------------------------
         Name: David D. Gathman
              -------------------------
         Its: Chief Financial Officer
             --------------------------

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ David Gibbs
   -------------------------------------
Name: David Gibbs
     -----------------------------------
Its: Region Operations Manager
     -----------------------------------

GILBERT GLOBAL EQUITY PARTNERS, L.P.

By: /s/ Steven J. Gilbert
   -------------------------------------
Name:    Steven J. Gilbert
Its:     Authorized Signatory


GILBERT GLOBAL EQUITY PARTNERS (BERMUDA), L.P.


By: /s/ Steven J. Gilbert
   -------------------------------------
Name:    Steven J. Gilbert
Its:     Authorized Signatory


FG - SKY, L.L.C.


By: /s/ Kathleen Shepphird
   -------------------------------------
Name: Kathleen Shepphird
Its:     Authorized Signatory


INGRAM INDUSTRIES INC.


By: /s/ John R. Ingram
   -------------------------------------
Name: John R. Ingram
Its: Vice Chairman

THE INTERPUBLIC GROUP OF COMPANIES, INC.


By: /s/ Theodore H. Paraskevas
   -------------------------------------
Name: Theodore H. Paraskevas
Its: Vice President